CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
Net Income	$ 494,614	$ 505,073	$ 576,299
Other Comprehensive Income/(Loss)
Prior service cost of defined benefit plan	(5,765)	867	(6,277)
Amortization of prior service cost of defined benefit plan	1,161	1,050	885
Amortization of deferred realized losses on cash flow hedges	3,622	3,632	3,622
Total Other Comprehensive Income/(Loss)	(982)	5,549	(1,770)
Comprehensive Income	$ 493,632	$ 510,622	$ 574,529